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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in Versar, Inc.'s Form S-8 Registration Statement of our report dated September 7, 1994, appearing on page F-1 of Versar, Inc.'s Form 10-K for the year ended June 30, 1994.





PRICE WATERHOUSE LLP





Washington, D.C.
March 9, 1995